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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1998 included in Teknowledge Corporation's Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8.




                                                 /s/ Arthur Andersen LLP
                                                 -----------------------
                                                 ARTHUR ANDERSEN LLP


San Jose, California
November 19, 1998